UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2024

QDM International Inc.

(Exact name of registrant as specified in its charter)

Florida	001-27251	59-3564984
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 1030B, 10/F, Ocean Centre, Harbour City,

5 Canton Road, Tsim Sha Tsui, Kowloon, Hong Kong

+ 852 34886893

(Address and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Jun Du as Director

On November 4, 2024, Jun Du tendered her resignation as a Class III director of QDM International Inc. (the “Company”), effective immediately. Ms. Du’s resignation was for personal reasons and was not due to any disagreement with the Company.

Appointment of Fawn Ren as Director of the Company

To fill the vacancy created by Ms. Du’s resignation, the board of directors of the Company (the “Board”) appointed Ms. Fawn Ren to serve as a Class III director of the Board, effective as of November 6, 2024.

Fawn Ren, age 50, has more than 13 years’ experience in business consulting, management and financial services. Since September 2021, Ms. Ren has served as a Senior Manager at international client services group at PwC Cyprus, a regional member firm of PricewaterhouseCoopers International Limited, a global professional service group. From September 2018 to August 2021, Ms. Ren served as a Manager at private wealth group at PwC Cyprus. From December 2014 to August 2018, Ms. Ren was a Senior Associate I and II with private wealth group and assurance group at PwC Cyprus. From August 2011 to November 2014, Ms. Ren was an Associate with assurance and asset management group at PwC Boston. Ms. Ren holds a bachelor’s degree in Economics from University of Iowa and a Master’s degree in Accounting from Bentley University.

Ms. Ren is entitled to an annual compensation of $12,000 as a director pursuant to the director offer letter dated as of November 6, 2024, a copy of which is filed hereto as Exhibit 10.1 and incorporated by reference herein.

Ms. Ren has no family relationships with any director or executive officer of the Company. There are no transactions between the Company and Ms. Ren that will be required to be reported pursuant to Item 404(a) of Regulation S-K. To the knowledge of the Company, there is no understanding or arrangement between Ms. Ren and any other person pursuant to which she was appointed as the Company’s director.

Item 9.01 Financial Statement and Exhibits.

Exhibit No.	Description
10.1	Director Offer Letter, dated as of November 6, 2024, by and between the Company and Fawn Ren
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 7, 2024

QDM INTERNATIONAL INC.

By:	/s/ Huihe Zheng
Name:	Huihe Zheng
Title:	Chief Executive Officer

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